                                                                   Exhibit 10(o)

                     MORTGAGE DEED, SECURITY AGREEMENT, AND
                         ASSIGNMENT OF LEASES AND RENTS

   OPEN-END MORTGAGE                                     OHIO-INCOME PROPERTY
   --------------------------------------------------------------------------


                      SUN TELEVISION AND APPLIANCES, INC.
                              an Ohio Corporation

                                          Mortgagor
                              -----------
                                       to

                 THE CIT GROUP/BUSINESS CREDIT, INC., AS AGENT

                                          Mortgagor
                              -----------

                          ---------------------------

                           DATED: As of April 2, 1997

                          ---------------------------

                              Premises Located at:
                                 6600 Port Road
                                Groveport, Ohio

                             Record and Return to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                                425 Park Avenue
                            New York, New York 10022
                          Attn: Ellen R. Joseph, Esq.


                          ---------------------------

                                     INDEX

                                                                                                                Page
                                                                                                                ----
1.       Payment of Indebtedness and Performance of Covenants and Agreements .....................................4

2.       Title to Property .......................................................................................4

3.       Representations of Mortgagor ............................................................................4

4.       Future Advances .........................................................................................4

5.       Insurance ...............................................................................................5

6.       Impositions .............................................................................................7

7.       Deposits for Impositions and Insurance ..................................................................7

8.       Maintenance and Alterations .............................................................................8

9.       Leasing .................................................................................................8

10.      Recording, Filing and Other Fees ........................................................................9

11.      Taxes Imposed on Mortgagee and the Lenders ..............................................................9

12.      Compliance with Laws, etc. ..............................................................................9

13.      Inspection .............................................................................................10

14.      Certificate of Mortgagor ...............................................................................10

15.      Condemnation ...........................................................................................10

16.      Restoration ............................................................................................11

17.      Mortgagee's Right to Perform Mortgagor's Covenants .....................................................11

18.      Due on Sale ............................................................................................12

19.      Default ................................................................................................12

20.      Appointment of Receiver ................................................................................12

21.      [Intentionally Omitted] ................................................................................13

22.      Judicial Foreclosure ...................................................................................13

23.      Sale in Parcels ........................................................................................13

24.      Notice Upon Acceleration ...............................................................................14

25.      Possession of Premises .................................................................................14

26.      Expenses of Mortgagee and/or the Lenders ...............................................................14

27.      Mortgagor's Waivers ....................................................................................14

28.      Partial Foreclosure ....................................................................................15

29.      No Waiver ..............................................................................................15

30.      Attorneys' Fees ........................................................................................15

31.      Rights Cumulative ......................................................................................15

32.      Interest After Maturity ................................................................................15

33.      No Credit for Taxes ....................................................................................15

34.      Liens ..................................................................................................16

35.      Change in Taxation .....................................................................................16

36.      Assignment of Leases and Rents .........................................................................17

37.      Security Agreement .....................................................................................18

38.      No Release .............................................................................................18

39.      Corporate Authority ....................................................................................19

40.      Notices ................................................................................................19

41.      Severability ...........................................................................................19

42.      No Usury ...............................................................................................19

43.      No Representation by Mortgagee and/or any Lender .......................................................19

44.      Consents ...............................................................................................19

45.      Indemnification Against Liabilities ....................................................................20

46.      No Oral Changes ........................................................................................20

47.      Governing Law ..........................................................................................20

48.      Construction ...........................................................................................20

49.      Gender .................................................................................................21

50.      Captions ...............................................................................................21

51.      After Acquired Property ................................................................................21

52.      Further Assurances .....................................................................................21

53.      Certain Definitions ....................................................................................21

54.      Successors and Assigns .................................................................................21

55.      Environmental Laws .....................................................................................21

56.      Credit Agreement .......................................................................................21

Schedule A - Description of the Land
Schedule B - Prior Liens
Schedule C - Leases

OPEN-END MORTGAGE                                          OHIO-INCOME PROPERTY

                     MORTGAGE DEED, SECURITY AGREEMENT, AND
                         ASSIGNMENT OF LEASES AND RENTS

         THIS MORTGAGE DEED, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS ("Mortgage") made as of this 2nd day of April, 1997 by SUN TELEVISION AND APPLIANCES, INC., an Ohio corporation having an office at 6600 Port Road, Groveport, Ohio 43125 ("Mortgagor"), to THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation having an office at 1211 Avenue of the Americas, New York, New York 10036, as Agent (such term and all other capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement referred to below) for itself and the other Lenders ("Mortgagee").

                                  WITNESSETH:

         WHEREAS, Mortgagor, Mortgagee, National City Commercial Finance, Inc. as Co-Agent and the Lenders entered into a Revolving Credit Agreement dated as of December 19, 1996 (the "Original Credit Agreement") pursuant to which Mortgagee and the Lenders agreed to make loans ("Loans") to Mortgagor on a revolving basis whereby sums will be advanced, repaid, and readvanced, in an aggregate outstanding principal amount equal to the lesser of One Hundred Million Dollars ($100,000,000) (the "Maximum Principal Amount") or the Borrowing Base; and

         WHEREAS, the obligation of Mortgagor to repay the unpaid principal amount of the Loans made to it by each Lender and to pay interest thereon was evidenced by a Note to each Lender dated as of December 19, 1996 (collectively, as the same may be amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, the "Notes"); and

         WHEREAS, Mortgagor has requested an increase of Five Million Dollars ($5,000,000) in the current Borrowing Base as a bridge facility (as defined in the Credit Agreement, the "Bridge Facility"), which Bridge Facility shall not increase the Maximum Principal Amount, and Mortgagee and the Lenders are willing to accommodate such request upon the terms and conditions set forth in an amendment to the Original Credit Agreement; and

         WHEREAS, Mortgagor, Mortgagee, the Co-Agent and the Lenders have entered into a Third Amendment Agreement (the "Amendment") dated as of the date hereof to provide for the Bridge Facility, the terms and conditions therefore and certain other modifications to the Original Credit Agreement (the Original Credit Agreement and the Amendment, collectively, as the same may be amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce Mortgagee and the Lenders to make the financial accommodations provided for in the Credit Agreement, including, without limitation, the Bridge Facility, Mortgagor has agreed to execute and deliver to Mortgagee this Mortgage; and

         WHEREAS, the Credit Agreement, all Loans thereunder, including, without limitation, the Bridge Facility, and all of the Notes evidencing the same, and all sums, amounts, and expenses paid by Mortgagee and/or the Lenders hereunder, thereunder or under any of the other Loan Documents, and all other Obligations, together with all interest thereon, and all other fees, obligations, liabilities, covenants, sums, amounts and expenses due Mortgagee and the Lenders under the Credit Agreement, this Mortgage or any other Loan Documents (all of the aforesaid, including but not limited to the aggregate maximum principal amount of ONE HUNDRED MILLION DOLLARS ($100,000,000), collectively being hereinafter referred to as the "Indebtedness") are secured by, among other things, this Mortgage, and the terms, covenants and conditions of the Credit Agreement and the Notes are incorporated herein and are hereby made a part hereof.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS that in order to secure the Indebtedness and in consideration of the foregoing premises including, without limitation, the Bridge Facility in the sum of FIVE MILLION DOLLARS ($5,000,000) in hand well and truly paid by Mortgagee, the receipt of which is hereby acknowledged, Mortgagor by these presents does mortgage, warrant, grant, bargain, sell, convey, alien, release, transfer and confirm unto Mortgagee, and to its successors and assigns forever, the following (collectively, the "Property"):

         A. All that certain land located in Groveport, Ohio, and more particularly described in Schedule A annexed hereto and made a part hereof (the "Land").

         B. All the buildings, structures and improvements, now or at any time hereafter erected on the Land or any part thereof (collectively, the "Buildings").

         C. All machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever now or hereafter located in, on or about the Buildings or upon the Land, or attached to or used or usable in connection with the operation or maintenance of the Land or the Buildings, or any part thereof, and now owned or hereafter acquired (collectively, the "Building Equipment"; and the Land, the Buildings and the Building Equipment being hereafter sometimes collectively referred to as the "Premises").

         D. All right, title and interest of Mortgagor, whether now owned or hereafter acquired, in and to any opened or proposed avenues, streets, roads, public places, sidewalks, alleys, strips or gores of land, in front of or adjoining the Land or the Buildings, and all easements, tenements, hereditaments, appurtenances, rights and rights of way, public or private, pertaining or belonging to the Land or the Buildings.

         E. Subject to the terms and provisions of the Credit Agreement, all insurance proceeds and all awards and payments, including interest thereon, and the right to receive the same, which may be made in respect of all or any part of the Premises or any estate or interest therein or appurtenant thereto, as a result of damage to or destruction of all or any part of the Premises, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Land, or any other injury to or decrease in the value of all or any part of the Premises.

         F. All right, title and interest of Mortgagor in and to any and all present and future Leases (as defined in Paragraph 53) of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees' security deposits.

         G. All franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

         H. All right, title and interest of Mortgagor in and to any minerals, oil or gas located on, under or appurtenant to the Land.

         I. All right, title and interest of Mortgagor in and to any tax refunds with respect to the Premises.

         J. The rents, royalties, revenue, income, issues and profits of any of the foregoing.

TO HAVE AND TO HOLD the Property unto Mortgagee, its successors, heirs and assigns, forever.

         In addition to any other debt or obligation which this Mortgage may secure, this Mortgage shall secure unpaid balances of advances made with respect to the Premises, after this Mortgage is delivered to the Recorder for record, pursuant to the provisions of Ohio Revised Code Section 5301.233, for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Premises.

         This Mortgage shall secure unpaid balances of revolving loan advances or future advances made by Mortgagee at the request of Mortgagor pursuant to the terms of the Credit Agreement after this Mortgage is delivered to the Recorder for recording pursuant to the provisions of Ohio Revised Code Section 5301.232, to the extent that such unpaid balances or future advances in the aggregate and exclusive of interest accrued thereon, do not exceed the maximum amount of One Hundred Million Dollars ($100,000,000) at any time.

Provided, that if Mortgagor shall pay the Bridge Facility in full at the time and in the manner provided in the Credit Agreement, and there shall then exist no Event of Default under the Credit Agreement, Mortgagee shall promptly deliver to Mortgagor a satisfaction of this Mortgage in proper and recordable form.

         AND MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS TO AND WITH MORTGAGEE AS FOLLOWS:

         1. Payment of Indebtedness and Performance of Covenants and Agreements. Mortgagor shall pay the Indebtedness when due in accordance with the provisions of the Notes, the Credit Agreement, this Mortgage and the other Loan Documents, and perform the covenants and agreements of Mortgagor set forth in the Loan Documents.

         2. Title to Property. Mortgagor represents and warrants that (a) it owns good and marketable fee simple title to the Premises, (b) it has the good and unrestricted right, full power and lawful authority to mortgage the Property in accordance with the terms hereof, (c) Mortgagor has obtained any and all consents and approvals necessary or required for the making of this Mortgage, and the making of this Mortgage will not violate any contract or agreement to which Mortgagor is a party or by which the Property is bound, and
(d) the Property is free of all liens, encumbrances, adverse claims and other defects of title whatsoever except those items (the "Prior Liens") listed on Schedule B annexed hereto and made a part hereof. Mortgagor does hereby and shall forever warrant and defend its title to and interest in the Property and the validity and priority of the lien of this Mortgage, to Mortgagee, its successors and assigns, against all claims and demands whatsoever of any Person or Persons. There are no defenses or offsets to this Mortgage or to the Indebtedness.

         3. Representations of Mortgagor. Mortgagor covenants, represents and warrants to Mortgagee and the Lenders that (a) the Buildings currently erected on the Land and the use thereof comply in all material respects with applicable zoning and building codes, ordinances and regulations, and such compliance is based solely upon Mortgagor's owning the Property and not upon title to or interest in any other property, and all material permits, approvals and certificates have been obtained and are in full force and effect, (b) any building hereafter constructed on the Land shall comply in all material respects with applicable zoning and building codes, ordinances and regulations and shall lie wholly within the boundaries of the Land, (c) the Buildings shall at all times be independent and self-contained operating units, and (d) the Land shall at all times be a separate tax lot.

         4. Future Advances. Without limiting the generality of any other provision hereof, the Indebtedness shall include: (a) all existing indebtedness of Mortgagor to Mortgagee and/or the Lenders evidenced by any of the Loan Documents; (b) all future advances that may subsequently be made by Mortgagee and/or the Lenders as provided by any of the Loan Documents; and (c) all other indebtedness, if any, of Mortgagor to Mortgagee and/or the Lenders now due or to become due or hereafter contracted pursuant to any of the Loan Documents.

         5.  Insurance.

                  (a) Mortgagor shall keep the Buildings and the Building Equipment insured for the benefit of Mortgagee against loss or damage by fire, casualty and such other hazards in accordance with Sections 6.21 and 7.07 of the Credit Agreement and as Mortgagee shall reasonably require from time to time, and Mortgagor shall maintain such other insurance as Mortgagee shall reasonably require from time to time, including, without limitation, (1) insurance against loss of rents and/or other business interruption insurance, (2) insurance against loss customarily included under standard "all-risk" policies including flood, earthquake, vandalism and malicious mischief, and other insurable hazards as, under good insurance practices, are insured against for other properties similar in location, use, height, type of construction, fixtures, furnishings and equipment, (3) comprehensive boiler and machinery insurance covering all mechanical and electrical equipment against physical damage, rent loss and improvements loss on a replacement cost basis, (4) general public liability insurance, including, without limitation, commercial general liability insurance and umbrella liability coverage for personal injury, bodily injury, death, accident and property damage, (5) workers' compensation and disability insurance as required by law for all employees at the Premises and (6) such other types of insurance with respect to the Premises and the operation thereof which are fixtures, furnishings and equipment, all in such amounts and for such periods as Mortgagee shall reasonably require, in accordance with the Credit Agreement. The policies of insurance required by this Paragraph 5(a) shall be with companies and in forms reasonably approved by Mortgagee in accordance with Sections 6.21 and 7.07 of the Credit Agreement or as otherwise approved by Mortgagee, and proceeds thereunder shall be payable and applied in accordance with Section 7.07 of the Credit Agreement and Section 5(c) hereof. The original or duplicate original policies (or if the same shall be unattainable, memoranda or certificates of insurance of the issuer of such policies) and, at least 30 days prior to the expiration thereof, binders evidencing the renewals thereof accompanied by proof of payment shall be delivered to and held by Mortgagee, and on demand of Mortgagee, Mortgagor shall assign to Mortgagee said policies of insurance as additional security for the payment of the Indebtedness. Any insurance required by this Mortgage may be part of a blanket policy maintained by Mortgagor, provided that such blanket policy provides for an allocation of the coverage amount thereunder to the Buildings and the Building Equipment in amounts required by the provisions of this Paragraph, that any such blanket policy otherwise complies with the provisions of this Paragraph, and that the protection afforded thereunder shall not be less than that which would have been afforded under a separate policy with respect to the same insured risks. All insurance policies required to be effected by this Mortgage shall (1) include effective waivers by the insurer of all rights of subrogation against any named insured, the Indebtedness secured by this Mortgage and the Property and all claims for insurance premiums against Mortgagee and the Lenders, (2) provide that no cancellation, reduction in amount or substantial modification in coverage thereof shall be effective until at least thirty (30) days after receipt by Mortgagee of written notice thereof, (3) include "replacement cost endorsements" if available, and (4) be reasonably satisfactory in all other respects to Mortgagee. If Mortgagor fails to insure the Buildings or the Building Equipment, or both, or to deliver or assign the policies, as required by the provisions of this Paragraph, Mortgagee may, at its option, effect such insurance, pay the premiums therefor and notify Mortgagor thereof, and the amounts paid by Mortgagee, with interest from the time of payment by Mortgagee, at the Applicable Rate (as defined in Paragraph 53), shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be added to and included in the Indebtedness and shall be secured by this Mortgage.

                  (b) Subject to the terms and provisions of the Credit Agreement, Mortgagee shall have the right but not the obligation, on behalf of Mortgagor, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Subject to the terms and provision of the Credit Agreement, Mortgagor shall not adjust or compromise any claims under such insurance, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagee is hereby irrevocably appointed attorney-in-fact for Mortgagor for such purposes, and Mortgagor shall, upon request of Mortgagee, execute any proofs of loss, receipts, vouchers and releases in connection with such claims.

                  (c) Subject to the terms and provisions of the Credit Agreement, Mortgagee may deduct from the proceeds of the insurance required to be obtained by Mortgagor pursuant to Paragraph 5(a), any expenses, including, without limitation, attorneys' fees and disbursements (to the extent permitted by law). The net proceeds, at Mortgagee's option, shall be applied toward payment of the Indebtedness (whether or not due and payable) or shall be paid over in whole or in part to pay or reimburse Mortgagor for the cost of restoring or reconstructing the Building and the Building Equipment in a manner and on conditions reasonably satisfactory to Mortgagee. Any application of such insurance proceeds toward payment of the Indebtedness shall not be deemed a waiver by Mortgagee or the Lenders of their respective rights to receive payment of the balance of the Indebtedness in accordance with the provisions of this Mortgage.

                  (d) In the event of a foreclosure of this Mortgage or other action or proceeding taken by Mortgagee pursuant to this Mortgage, the purchaser of the Premises shall succeed to all of the rights of Mortgagor, including any right to unearned premiums, in and to all policies of insurance which Mortgagor is required to maintain under Paragraph 5(a) and to all proceeds of such insurance.

                  (e) Mortgagor shall not obtain or permit to be obtained separate insurance concurrent in form or contributing in the event of loss with the insurance Mortgagor is required to maintain under the provisions of Paragraph 5(a) unless such insurance is in accordance with all of the provisions of Paragraph 5(a) and unless Mortgagor gives Mortgagee notice of such separate insurance at least 30 days prior to the effective date of the policy or policies. Mortgagor shall, upon each and every request of Mortgagee, furnish Mortgagee with an appraisal of the replacement value and the insurable value of the Buildings and Building Equipment by an appraiser satisfactory to Mortgagee.

                  (f) If the Land is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968, Mortgagor will keep the Buildings and Building Equipment covered by flood insurance up to the maximum limit of coverage available under said Act but not in excess of the amount of the replacement cost of the Buildings.

         6. Impositions.

                  (a) Mortgagor shall pay, not later than the date on which such amounts would be delinquent, all real estate taxes, personal property taxes, assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the Property or any part thereof (collectively, the "Impositions"). Mortgagor shall deliver to Mortgagee, within 20 days after the delinquency date of each payment of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Mortgagee.

                  (b) Notwithstanding the provisions of Paragraph 6(a), Mortgagor shall have the right in good faith, to contest by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the amount or validity of any of the Impositions and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof, and the sale or forfeiture of the Property or any part thereof, (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Mortgagor shall promptly, and in any event on demand, pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; (v) Mortgagor shall properly protect and hold harmless Mortgagee against any liability and claims arising out of the postponement of the payment of such Imposition; and (vi) Mortgagor shall deposit with Mortgagee, prior to commencing any such proceedings, security reasonably satisfactory to Mortgagee, in an amount not less than the amount of the Impositions to be contested and of any interest and additional charges to be incurred as a result of such contest.

         7. Deposits for Impositions and Insurance. After the occurrence of one or more Defaults, then upon notice from Mortgagee, Mortgagor shall deposit with Mortgagee on the first day of each month an amount equal to 1/12th of the aggregate annual payments for (i) the Impositions, and (ii) the insurance premiums on the policies of insurance required to be obtained and kept in force by Mortgagor under this Mortgage. If the amounts of any Impositions are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the amounts of the Impositions for the prior tax year and, upon the amounts of the Impositions being fixed for the then current year, Mortgagor shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee or if there is an overpayment, Mortgagee shall remit to Mortgagor such amount. If the amounts of any insurance premiums are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the amount of the insurance premiums for the prior year of the policy or policies, and upon the amount of the insurance premiums being fixed for the then current year of the policy or policies, Mortgagor shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee. If, on a date 30 days prior to the delinquency date, there shall be insufficient funds on deposit with Mortgagee for the payment of any of the Impositions or the insurance premiums, Mortgagor shall, upon demand of Mortgagee, forthwith deposit the amount of such deficiency with

Mortgagee or if there is an overpayment, Mortgagee shall remit to Mortgagor such amount. The funds deposited with Mortgagee shall constitute additional collateral for the Indebtedness, shall be held by it without interest, and, unless prohibited by law, may be commingled with other funds of Mortgagee, and shall be applied in payment of the Impositions and insurance premiums when due to the extent that Mortgagor shall have deposited funds with Mortgagee for such purpose. In the event of any Default the funds deposited with Mortgagee may, at the option of Mortgagee, be retained and applied toward the payment of any or all of the Indebtedness, in such order of priority as is provided in the Security Documents, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Mortgagee. Mortgagor shall furnish Mortgagee with a bill for each of the Impositions and insurance premiums and/or such other documents necessary for its payment, if available, at least 30 days prior to the date it first becomes due. Upon an assignment of this Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee, and upon the making of such payment Mortgagee and each Lender shall be completely released from all liability with respect to such deposits and, provided such assignee has fully assumed all of Mortgagee's liabilities, Mortgagor shall look solely to the assignee with respect thereto. The provisions of the preceding sentence shall apply to each and every assignment or transfer of such deposits to a new assignee.

         8. Maintenance and Alterations.

                  (a) Mortgagor shall put, keep and maintain the Premises and the sidewalks, curbs and alleys adjoining or abutting the same in good and lawful order, condition and repair, and Mortgagor shall make or cause to be made, as and when the same shall become necessary, all structural and nonstructural repairs, whether exterior or interior, ordinary or extraordinary, foreseen or unforeseen. Mortgagor shall not commit or suffer any waste of the Premises and shall not demolish, alter, or remove or permit the demolition, alteration, or removal of the Buildings or the Building Equipment, or any part thereof, except to the extent and in the manner provided in the Credit Agreement.

                  (b) Mortgagor shall not construct additions to all or part of the Buildings or the Building Equipment or construct any new or additional buildings on the Land without Mortgagee's prior written consent, which consent shall not be unreasonably withheld.

         9. Leasing. Except as set forth on Schedule C annexed hereto and made a part hereof, Mortgagor represents that there are no Leases now in effect. Mortgagor shall not enter into any Lease of all or any part of the Premises or amend, renew, extend, abridge, cancel, terminate (or commence any summary proceeding or other action in pursuance thereof), or otherwise modify any Lease, or accept rent for a period of more than one month in advance, without in each instance obtaining Mortgagee's prior written consent thereto. Mortgagor shall deliver to Mortgagee a duplicate original of each Lease promptly after the execution thereof. At the option of Mortgagee, each Lease, and all renewals, replacements, extensions, and modifications thereof, and all rights of the tenant thereunder, shall be subject and subordinate to this Mortgage, and to each and every advance made or thereafter made hereunder or under the Notes secured hereby and to all renewals, additions, supplements, modifications, consolidations, spreaders, replacements, and extensions of this Mortgage and all future Leases shall contain provisions obligating the lessees thereunder to attorn to Mortgagee or any purchaser therefrom if Mortgagee or such purchaser succeeds to the interest of Mortgagor under such Lease. Mortgagor shall fully and promptly perform all of the obligations to be performed by the lessor under any and all Leases. Mortgagor shall enforce the performance and observance of each and every obligation to be performed or observed by the lessees under such Leases. Mortgagor shall give prompt notice to Mortgagee of (a) any notice received by Mortgagor of any default by the lessor under any Lease, (b) the commencement of any action or proceeding by any tenant the purpose of which shall be the cancellation of any Lease or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Mortgagor to the tenant under any Lease, or (d) the interposition by any tenant of any defense or counterclaim in any action or proceeding brought by Mortgagor against such tenant; and Mortgagor will cause a copy of any process, pleading or notice received or served by Mortgagor in reference to any such action, defense or claim to be promptly delivered to Mortgagee. Mortgagor shall hold in trust all security deposits and advance rent given on account of any Lease, and deposit such security in a bank or trust company and shall not mingle such funds with other funds. Mortgagor shall repay or apply such funds only in accordance with the provisions of the applicable Leases.

         10. Recording, Filing and Other Fees. Mortgagor shall pay all recording and filing fees, all recording taxes, and all other costs and expenses in connection with the preparation, execution and recordation and other manner of perfection of this Mortgage, and any other Loan Documents, and shall reimburse Mortgagee and each Lender on demand for all reasonable costs and expenses of any kind incurred by Mortgagee or such Lender in connection therewith (including, without limitation, reasonable attorneys' fees and disbursements, to the extent permitted by law). Mortgagor will, at any time on request of Mortgagee, execute or cause to be executed financing statements, continuation statements, security agreements, or the like, in respect of any Building Equipment, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact for such purposes. Mortgagor shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

         11. Taxes Imposed on Mortgagee and the Lenders. Mortgagor shall pay any taxes (except any income, inheritance and franchise taxes) imposed on Mortgagee or any Lender by reason of its ownership of this Mortgage, the Notes or any of the other Loan Documents.

         12. Compliance with Laws. etc. Mortgagor shall promptly comply with, or cause to be complied with, all present and future laws, statutes, ordinances, rules, regulations and other requirements of all governmental authorities relating to all or any part of the Property and the sidewalks, curbs and alleys adjoining the Land, and the condition, repair, maintenance, use and occupation thereof. Mortgagor shall obtain and keep in full force and effect all franchises, permits, licenses and other certificates required in connection with the use, occupation, and operation of the Premises and the activities conducted thereon or therein. Mortgagor shall not use or permit the use of the Premises in any manner which would tend to impair the value of the Premises, violate any legal requirements or increase the risk of fire or other casualty. Mortgagor shall advise Mortgagee promptly in writing of all written complaints and charges made by any governmental authority affecting the Property or affecting Mortgagor or its business which may impair the security of Mortgagee or any other Lender.

         13. Inspection. Mortgagee and its authorized agents and employees shall have the right, at Mortgagee's option, to enter the Premises at all reasonable times and upon reasonable notice for the purpose of inspecting the same.

         14. Certificate of Mortgagor. Mortgagor, upon request of Mortgagee or any Lender, shall certify to Mortgagee, such Lender or to any proposed assignee of or participant in this Mortgage, by an instrument in form reasonably satisfactory to Mortgagee or such Lender, duly acknowledged, the amount of the Indebtedness then owing, the date to which any interest on the Indebtedness has been paid and whether any offsets or defenses exist against payment of the Indebtedness or performance of any of the covenants and agreements of Mortgagor under the Loan Documents and anything else that Mortgagee or such Lender might reasonably request, within 10 days if the request is made personally, or within 15 days if the request is made by mail. Mortgagee, each Lender and any actual or proposed assignee of or participant in this Mortgage shall have the right to rely on such certification.

         15.      Condemnation.

         (a) Mortgagor shall give notice to Mortgagee upon Mortgagor's learning of the threatened or actual commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action or proceeding to close or to alter the grade of any street on or adjoining the Land. Mortgagee may participate in any such action or proceeding in the name of Mortgagee or, whenever necessary, in the name of Mortgagor, and Mortgagor shall deliver to Mortgagee such instruments as Mortgagee shall request to permit such participation. Mortgagor shall not settle any such action or proceeding or agree to accept any award or payment without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, and such award or payment and any interest thereon less the reasonable costs and expenses incurred by Mortgagor to obtain such award or payment and/or to prevent such taking (hereinafter collectively called the "Award") shall be paid to Mortgagee and the amount received shall be retained and applied as provided in Paragraph 15(b).

         (b) At Mortgagee's option any Award shall be applied toward payment of the Indebtedness (whether or not due and payable) or shall be paid over in whole or in part to pay or reimburse Mortgagor for the cost of restoring or reconstructing the Building and the Building Equipment in a manner and on conditions satisfactory to Mortgagee. In no event shall Mortgagee be required to satisfy this Mortgage until the Indebtedness is fully paid and Mortgagee shall not be required to release from the lien of this Mortgage any portion of the Premises so taken until Mortgagee receives the Award for the portion so taken.

         (c) The application of the Award toward payment of the Indebtedness shall not be deemed a waiver by Mortgagee of its right to receive payment of the balance of the Indebtedness in accordance with the provisions of the Loan Documents. Mortgagee shall have the right, but shall be under no obligation, to question the amount of the Award, and Mortgagee may accept same without prejudice to the rights that Mortgagee may have to question such amount. In any such condemnation or eminent domain action or proceeding Mortgagee may be represented by attorneys selected by Mortgagee, and all sums reasonably paid by Mortgagee in connection with such action or proceeding (including, without limitation, attorneys' fees to the extent permitted by law) shall, on demand, be immediately due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage.

         (d) Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Indebtedness shall continue to bear interest at the rate payable pursuant to the applicable Loan Documents until the Award shall have been actually received by Mortgagee, and any reduction in the Indebtedness, resulting from the application by Mortgagee of the Award shall be deemed to take effect only on the date of such receipt.

         16. Restoration. If the Buildings or the Building Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, Mortgagor shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee, which approval shall not be unreasonably withheld or delayed. Mortgagor shall give prompt notice to Mortgagee of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

         17. Mortgagee's Right to Perform Mortgagor's Covenants. If there shall be a Default hereunder, Mortgagee may, at its option, cure such Default, and Mortgagee and its representatives shall have the right to enter the Premises to do so, and the amounts advanced by, and the other costs and expenses of, Mortgagee in curing such default, with interest from the time of the advances or payments at the Applicable Rate, shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be secured by this Mortgage.

         18. Due on Sale.

         (a) If Mortgagor enters into a contract to sell or sells, conveys, alienates, assigns, or transfers the Property, or any part thereof or interest therein in any manner other than as expressly permitted by the Credit Agreement, whether voluntarily or involuntarily, directly or indirectly, or by operation of law or otherwise, then Mortgagee shall have the right, at its option, at any time thereafter to declare the entire principal then outstanding under the Loan Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Loan Documents immediately due and payable. No waiver of this right or delay in the exercise thereof shall operate as a waiver thereof unless Mortgagee shall have executed and delivered to Mortgagor a written waiver of such right.

         (b) Except as otherwise provided in the Credit Agreement, any sale, assignment, transfer, pledge or other disposition, whether voluntary or involuntary, by operation of law or otherwise: (i) if Mortgagor or any general partner of Mortgagor is a partnership, of any interest of any general partner of Mortgagor or of any general partner of any general partner of Mortgagor, as the case may be, or (ii) if Mortgagor or any general partner of Mortgagor is a corporation, of 50% or more, in the aggregate, whether by one or more transfers, of the outstanding voting stock of Mortgagor or such general partner, or of any other corporation directly or indirectly owning or controlling 50% or more of Mortgagor or such general partner, shall be deemed to be a transfer of the Property for the purposes of this Paragraph 18.

         19. Default. The entire principal then outstanding under the Loan Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Loan Documents shall become immediately due and payable at the option of Mortgagee after the occurrence of one or more of the following events (each a "Default"): (a)upon the occurrence and continuance of any "Event of Default" (as such term is defined in the Credit Agreement) under the Credit Agreement; or (b) upon the failure of Mortgagor to observe or perform any other monetary (other than the payment of installments of principal and interest) or nonmonetary covenants or agreements of Mortgagor hereunder, which in the case of such monetary payments shall be continuing for a period of 14 days after the giving of written notice to Mortgagor, and which in the case of non-monetary covenants or agreements shall be continuing for a period of 30 days after the giving of written notice to Mortgagor, or such longer period, not to exceed 90 days, as shall be required if such failure cannot with due diligence be cured within such 30 days, provided Mortgagor commences within such 30 days and thereafter proceeds diligently to cure.

       20. Appointment of Receiver. After the occurrence of one or more Defaults Mortgagee may apply for the appointment of a receiver of the Property, the Premises and/or the rents, royalties, revenue, income, issues, and profits of all or any part of the Property from whatever source derived and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and, to the extent permitted by law, said appointment shall be made by the court ex parte as a matter of strict right to Mortgagee, without notice to or demand upon Mortgagor or any Person claiming through or under Mortgagor, and Mortgagee shall be entitled to the appointment of such receiver as a matter of right, to the extent not prohibited by applicable law, without consideration of the value of the Property as security for the amounts due to Mortgagee or the Lenders or the solvency of any Person liable for the payment of such amounts. To the extent permitted by law, Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made ex parte and without notice to Mortgagor as an admitted equity and as a matter of absolute right to Mortgagee. In order to maintain and preserve the Property and to prevent waste and impairment of its security, Mortgagee may, at its option, advance monies to the appointed receiver and all such sums advanced shall become secured obligations and shall bear interest from the date of such advance at the Applicable Rate.

         21. [Intentionally Omitted].

         22. Judicial Foreclosure. After the occurrence of one or more Defaults, Mortgagee may institute an action of mortgage foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement hereof and realization on the Property or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire principal then outstanding under the Loan Documents at the rate stipulated in the applicable Loan Documents to the date of default and thereafter at the Applicable Rate together with all other sums secured by this Mortgage, all costs of suit, including, without limitation, the expenses which are described in Paragraphs 26 and 30, and interest at the Applicable Rate on any judgment obtained by Mortgagee from and after the date of any judicial sale of the Property until actual payment. At any such sale Mortgagee and the Lenders may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the principal then outstanding under the Loan Documents with interest thereon and other obligations of Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. To the extent permitted by law, the proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation, Mortgagee's reasonable attorneys' fees (to the extent permitted by law), and second to the payment of the Obligations as provided for in the Loan Documents. Upon the request of Mortgagee and to the extent not prohibited by applicable law, Mortgagor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Mortgagee in connection with any foreclosure proceedings. The obligation of Mortgagor to so execute and file such waiver shall survive the termination of this Mortgage.

         23. Sale in Parcels. In the event of a foreclosure of this Mortgage or upon any sale under this Mortgage pursuant to judicial proceedings or otherwise, the Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may select.

         24. Notice Upon Acceleration. Whenever Mortgagee in this Mortgage is given the option to accelerate the maturity of all or part of the Indebtedness and any accrued interest upon the occurrence of one or more Defaults, Mortgagee may, to the extent permitted by law, do so without prior notice or demand to or upon Mortgagor except as otherwise specifically provided herein or in the Credit Agreement.

         25. Possession of Premises. To the extent permitted by law, after the occurrence of a Default, Mortgagee and its agents and any receiver appointed by a court are authorized to (a) take possession of the Premises, by such legal action, if any, as shall be required by law; (b) lease the

Premises or make modifications to or cancel leases; (c) maintain, repair, alter, and restore the Premises; (d) collect all rents, issues, income and profits payable under all Leases directly from the lessees thereunder upon notice to each such lessee that a Default exists under this Mortgage accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its Lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee's statement of default and notwithstanding notices from Mortgagor disputing the existence of a Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the Lease for the payment of rents by the lessee to Mortgagor; and (e) after deducting all costs of collection and administration expense, apply the net rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, agents' compensation and fees and reasonable costs of counsel, to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or on account and in reduction of the Indebtedness in such order and amounts as Mortgagee in Mortgagee's sole discretion may elect. Mortgagee shall be liable to account only for rents and profits actually received by Mortgagee.

         26. Expenses of Mortgagee and/or the Lenders. All sums (including attorneys' fees and disbursements, to the extent permitted by law) paid by Mortgagee or any Lender in connection with any litigation to prosecute or defend the rights and obligations created by this Mortgage, with interest thereon at the Applicable Rate from the time of payment by Mortgagee or such Lender, shall, on demand, be immediately due from Mortgagor to Mortgagee or such Lender and shall be added to and included in the Indebtedness and shall be secured by this Mortgage.

         27. Mortgagor's Waivers. Mortgagor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, (a) the benefit of any and all valuation and appraisement laws, (b) any right of redemption whether statutory or otherwise, in respect of the Property, (c) any applicable homestead or dower laws, and (d) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.

         28. Partial Foreclosure. Mortgagee may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Mortgage or any other Loan Document as the same become due, without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing when such earlier action was commenced. Mortgagee may also foreclose this Mortgage for any sums due under this Mortgage or any other Loan Document and the lien of this Mortgage shall continue to secure the balance of the Indebtedness.

         29. No Waiver. Any failure by Mortgagee or any Lender to insist upon the strict performance by Mortgagor of any of the covenants and agreements of Mortgagor under the Loan

Documents shall not be deemed to be a waiver of any of such covenants or agreements, and Mortgagee and each Lender, notwithstanding any such failure, may thereafter insist upon the strict performance by Mortgagor of any and all of such covenants or agreements.

         30. Attorneys' Fees. If this Mortgage shall be foreclosed, or if any of the Loan Documents is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, there shall be included in the computation of the sums secured hereby, to the extent permitted by law, the amount of a reasonable fee for the services of the attorney retained by Mortgagee in the foreclosure action or proceeding, non-judicial sale and all disbursements, costs, allowances and additional allowances provided by law.

       31. Rights Cumulative. The rights and remedies provided for in this Mortgage, or which Mortgagee or any Lender may have otherwise, at law or in equity, shall, to the extent permitted by law, be distinct, separate and cumulative and shall not be deemed to be inconsistent with each other, and none of them, whether or not exercised by Mortgagee or any Lender, shall be deemed to be in exclusion, of any other, and any two or more of all such rights and remedies may be exercised at the same time, all to the extent permitted by law.

       32. Interest After Maturity. The principal amount of the Indebtedness and any other amounts secured by this Mortgage and, if permitted by law, any accrued interest thereon, shall bear interest from and after maturity, whether or not resulting from acceleration, at the Applicable Rate, but this shall not constitute an extension of time for payment of the Indebtedness.

         33. No Credit for Taxes. Mortgagor shall not claim or demand or be entitled to any credit or credits on account of any of the sums secured hereby by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof. No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Mortgage.

         34. Liens.

                  (a) This Mortgage is and shall be maintained as a valid first lien on the Property subject only to any encumbrances created pursuant to the Loan Documents and the Prior Liens, if any. Except as permitted by the Credit Agreement, Mortgagor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the rents, royalties, revenue, income, issues and profits therefrom, any lien, charge, mortgage, deed of trust, adverse claim or other encumbrance (herein collectively referred to as a "lien"), whether senior or junior in lien to this Mortgage, other than the lien of (i) this Mortgage, (ii) the Prior Liens and (iii) any other liens created pursuant to the Loan Documents; provided, however, that nothing contained in this Paragraph 34 shall require Mortgagor to pay any real estate taxes or other Impositions prior to the time when same are required to be paid under this Mortgage. Except as expressly permitted by the Credit Agreement, Mortgagor will keep and maintain the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises. Except as expressly permitted by the Credit Agreement, if any such lien shall be filed against the Premises, Mortgagor agrees to discharge the same of record (by payment, bonding, or otherwise) within 14 days after the filing thereof. Except as expressly permitted by the Credit Agreement, no financing statement, conditional bill of sale or chattel mortgage shall be made or filed against the Building Equipment without the prior consent of Mortgagee and if at any time there should be any (with or without the consent of Mortgagee), then in the event of any Default, all right, title and interest of Mortgagor in and to all deposits and payments made thereon are hereby assigned to Mortgagee.

                  (b) Notwithstanding the provisions of Paragraph 34(a), Mortgagor shall have the right in good faith, to contest by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the validity. of any liens arising in connection with the Property and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof, and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor; (iii) neither Mortgagee nor any Lenders shall thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Mortgagor shall promptly, and in any event on demand, pay such contested lien if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued;
(v) Mortgagor shall properly protect and hold harmless Mortgagee and the Lenders against any liability and claims arising out of the postponement of the payment of such lien; and (vi) Mortgagor shall deposit with Mortgagee, prior to commencing any such proceedings, security reasonably satisfactory to Mortgagee, in an amount sufficient to pay or otherwise discharge such contested lien and of any interest or additional charges incurred as a result of such contest.

       35. Change in Taxation. In the event of the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (a) deducting or allowing Mortgagor to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Mortgagee or any Lender, or (c) subjecting Mortgagee or any Lender to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Indebtedness or Mortgagee or any Lender, and the result is to increase the taxes imposed upon or the cost to Mortgagee or such Lender of maintaining the Indebtedness or to reduce the amount of any payments receivable hereunder or under the other Loan Documents, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee for the account of Mortgagee or such Lender such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury under applicable law, then Mortgagee may, at its option, declare the Indebtedness due and payable upon 60 days' notice.

         36. Assignment of Leases and Rents. Mortgagor absolutely and unconditionally assigns to Mortgagee the rents, royalties, revenue, income, issues and profits of the Premises as further security for the payment of the Indebtedness, and Mortgagor grants to Mortgagee the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and to apply said rents, royalties, revenue, income, issues and profits, after payment of all necessary charges and expenses, on account of the Indebtedness. This assignment and grant shall continue in effect for so long as this Mortgage has not been satisfied and released pursuant to the terms hereof and of the Credit Agreement. Mortgagee hereby waives the right to enter the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall be entitled to collect, receive and use said rents, issues and profits, until the occurrence of one or more Defaults. During the continuance of any Default, the right of Mortgagor to collect, receive and use said rents, royalties, revenue, income, issues and profits, shall be revoked forthwith. Mortgagor shall, from time to time after request by Mortgagee, execute, acknowledge and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, separate assignments effectuating the foregoing. Neither Mortgagee nor any Lender shall be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any Lease or other agreement affecting all or any part of the Premises, and Mortgagor hereby agrees to indemnify Mortgagee and each Lender for and hold it harmless from, any and all liability arising from any such Lease or other agreement or any assignments thereof, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Mortgagee or any Lender, nor make Mortgagee or any Lender liable for any negligence in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage; provided, however, Mortgagor shall have no obligation to indemnify the Mortgagee or any Lender for its own gross negligence or willful misconduct. In addition, after the occurrence of a Default and the giving of notice to Mortgagor, Mortgagor will pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, royalties, revenue, income, issues and profits, the fair and reasonable rental value for the use and occupancy of the Premises or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender the possession thereof to Mortgagee or to such receiver, and in default thereof may be evicted by summary or other proceedings. Without limiting the generality of any provision of this Paragraph 36, if a proceeding under Title 11 of the United States Code, as in effect from time to time (the "Bankruptcy Code"), is commenced by or against Mortgagor, then, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all rents, royalties, revenue, income, issues and profits acquired by Mortgagor after the commencement of the case and such rents, royalties, revenue, income, issues and profits shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

         37. Security Agreement. It is the intention of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the Uniform Commercial Code as enacted in the state in which the Land is located with respect to the personalty and fixtures comprising a part of the Property, and that a security interest shall attach thereto for the benefit of Mortgagee to further secure the Indebtedness. Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral in which Mortgagor has a mortgageable interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee's interest in such collateral, and shall pay all filing fees in connection therewith. In the event of the occurrence of one or more Defaults, Mortgagee, pursuant to the applicable provision of the Uniform Commercial Code, and to the extent permitted thereby, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, the giving of five days' notice by Mortgagee, sent by an overnight mail service, postage prepaid, to Mortgagor at its address referred to in Paragraph 40, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto. Notwithstanding anything in Paragraph 56 to the contrary, in the event of any inconsistency or conflict between the terms and provisions of any Security Agreement and the terms and provisions of this Paragraph 37, the terms and provisions of the Security Agreement shall control.

         38. No Release. Neither Mortgagor nor any other Person now or hereafter obligated for the payment of the Indebtedness or the performance of all or any part of the covenants and agreements of Mortgagor under the Loan Documents shall be released from paying such Indebtedness and performing such covenants and agreements and the lien of this Mortgage shall not be affected by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor, or of any other Person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the covenants and agreements of Mortgagor under the Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, (c) the release, regardless of consideration, of the obligations of any Person or Persons liable for payment of the Indebtedness, or performance of the covenants and agreements of Mortgagor under the Loan Documents, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Loan Documents, and in the event of such agreement or stipulation, Mortgagor and all such other Persons shall continue to be liable under the Loan Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee.

       39. Corporate Authority. Mortgagor represents and warrants that it has taken all necessary and proper action, which has not been modified or revoked, to enter into this Mortgage and that the execution and delivery of this Mortgage by the individual who has signed this Mortgage on behalf of Mortgagor has been duly authorized and is sufficient action to constitute this Mortgage as a valid, binding and enforceable obligation of Mortgagor.

         40. Notices. All notices, demands, consents, approvals, requests and other communications provided for herein shall be in the form and manner as set forth in Section 10.05 of the Credit Agreement.

       41. Severability. If any provision of this Mortgage or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

       42. No Usury. If any payments required to be made under the Loan Documents shall be in excess of the amounts allowed by law, the amounts of such payments shall be reduced to the maximum amounts allowed by law and any interest paid under or in connection with any of the Loan Documents in excess of the maximum interest rate permitted by law shall be deemed payment in reduction of the principal amount of the Indebtedness.

       43. No Representation by Mortgagee and/or any Lender. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Mortgagee and/or any Lender pursuant to this Mortgage, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, plans for alterations or restoration, or insurance policy, neither Mortgagee nor any such Lender shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee and/or any Lender.

       44. Consents. If Mortgagor shall request Mortgagee's or any Lender's approval or consent and Mortgagee or such Lender shall fail or refuse to give such approval or consent, in respect of any matter where Mortgagee or any Lender is required herein or under applicable law not to unreasonably withhold its approval or consent, Mortgagor shall not be entitled to any damages for any withholding by Mortgagee or any such Lender of its approval or consent, it being intended that Mortgagor's sole remedy shall be an action for specific performance or injunction to require such approval or consent.

         45. Indemnification Against Liabilities. Mortgagor will protect, indemnify, hold harmless and defend Mortgagee and each Lender and their respective officers, directors, agents, servants, and employees from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, to the extent permitted by law) imposed upon or incurred by or asserted against Mortgagee and/or any Lender by reason of (a) ownership of a mortgagee's or participating lender's interest in the Property,
(b) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, nonuse or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (f) any negligence or tortious act on the part of Mortgagor or any of its respective agents, contractors, lessees, licensees or invitees, or (g) any work in connection with any alterations, changes, new construction or demolition of the Premises. All amounts payable to Mortgagee and/or any Lender under this Paragraph 45 shall be payable on demand and shall be deemed indebtedness secured by this Mortgage and any such amounts which are not paid within 14 days after demand therefor by Mortgagee and/or such Lender shall bear interest at the Applicable Rate from the date of such demand. In case any action, suit or proceeding is brought against Mortgagor, Mortgagee or any Lender by reason of any such occurrence, Mortgagor, upon request of Mortgagee and/or any Lender, will, at Mortgagor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagor and reasonably approved by Mortgagee. Notwithstanding the foregoing, Mortgagor shall have no obligation to indemnify Mortgagee or any Lender for its own gross negligence or willful misconduct.

         46. No Oral Changes. This Mortgage and its provisions cannot be changed, waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         47. Governing Law. This Mortgage and the rights of the parties hereunder shall be governed by the laws of the state in which the Land is located without giving effect to conflict of laws principles.

         48. Construction. This Mortgage shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

         49. Gender. All terms and words used in this Mortgage, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         50. Captions. The headings in this Mortgage and the index at the beginning of this Mortgage are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

         51. After Acquired Property. All property of every kind which is hereafter acquired by Mortgagor which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage.

         52. Further Assurances. Mortgagor shall execute, acknowledge and deliver to Mortgagee any documents and instruments which Mortgagee may reasonably request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Mortgagee's security and rights under this Mortgage, in form and substance satisfactory to Mortgagee in its sole and absolute discretion.

         53. Certain Definitions. The following terms shall, for all purposes of this Mortgage, have the respective meanings herein specified unless the context otherwise requires:

                  (a) The "Applicable Rate" shall mean the highest rate then payable on any of the Obligations; and

                  (b) "Lease" shall mean every lease or occupancy agreement for the use or hire of all or any portion of the Premises which shall be in effect at the date hereof, or which shall hereafter be entered into by or on behalf of Mortgagor.

         54. Successors and Assigns. The terms, covenants and provisions of this Mortgage shall apply to and be binding upon Mortgagor and the successors and assigns of Mortgagor and shall enure to the benefit of Mortgagee, the Lenders and their respective successors and assigns, but the provisions of this Paragraph shall not be construed to modify the provisions of Paragraph 18. All grants, covenants, terms, provisions, and conditions contained herein shall run with the Land.

         55. Environmental Laws. Mortgagor shall comply with or cause to be complied with all Environmental Laws to the extent and in the same manner set forth in the Credit Agreement.

         56. Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Mortgage, the terms and provisions of the Credit Agreement shall control.

         IN WITNESS WHEREOF, Mortgagor has hereunto set its hand and seal as of the day and year first above written:

                                             Mortgagor

Signed and Acknowledged                      SUN TELEVISION AND APPLIANCES,
INC.
in the Presence of.

/s/ R. Machinski                             By: /s/ Steven A. Martin
----------------------------------              ----------------------------
Print: R. Machinski                          Name: Steven A. Martin
      ----------------------------           Title: EVP/CEO

/s/ Beth A. Savage
----------------------------------
Print: Beth A. Savage
      ----------------------------

STATE OF OHIO                       )
                                    )  SS:

COUNTY OF Franklin                  )
          --------

         BEFORE ME, a Notary Public in and for the aforesaid State and County, personally appeared the above-named SUN TELEVISION AND APPLIANCES, INC., an Ohio corporation, by Steven A. Martin, its CEO/EVP, known to me to be the person who executed this instrument, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed individually and the free act and deed of Sun Television and Appliances, Inc.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 2nd day of April, 1997 at Groveport, Ohio.

                                                 /s/ Richard Machinski
                                                 -----------------------------
                                                 Notary Public

This instrument prepared by:
Ellen R. Joseph, Esq.

Kaye, Scholer, Fierman, Hays & Handler, LLP
425 Park Avenue

New York, New York 10022


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